AMENDED AND RESTATED
                        INVESTMENT SUB-ADVISORY AGREEMENT

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      This  AGREEMENT is effective  as of the 18th day of  February,  2004,  and
Amended and Restated effective as of the 1st day of December, 2012, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

      WHEREAS, Adviser is the investment manager for the JNL Variable Fund LLC (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

      WHEREAS, the Fund is authorized to issue separate funds, each fund having its own investment objective or objectives, policies and limitations; and

      WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the funds listed on Schedule A hereto ("Funds").

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      In the event the Adviser designates one or more funds other than the Funds with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement.

2. DELIVERY OF DOCUMENTS. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

      a) the Fund's Certificate of Formation, as filed with the Secretary of the State of Delaware on October 13, 1998 and all amendments thereto or restatements thereof (such Certificate of Formation, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Certificate of Formation");

      b)    the Fund's Operating Agreement and amendments thereto;

      c)    resolutions  of  the  Fund's  Board  of  Managers   authorizing  the
            appointment of Sub-Adviser and approving this Agreement;

      d) the Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

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      e)    the Fund's Registration  Statement on Form N-1A under the Securities
            Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

      f) the Fund's most recent prospectus and Statement of Additional Information (collectively called the "Prospectus").

      Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's approval thereof.

3. MANAGEMENT. Subject always to the supervision of the Adviser, who is in turn subject to the supervision of the Fund's Board of Managers, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. Sub-Adviser is expressly authorized to cause the assets of the Funds to be invested in The Bank of New York Mellon Corporation stock. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Fund's investments, and will comply with the provisions of the Fund's Certificate of Formation and Operating Agreement, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds as described in the Investment Objectives, outlined in the Prospectus and/or the Statement of Additional Information of the applicable Fund delivered to, and approved by, Sub-Adviser in accordance with Section 2, which may be amended from time to time.
      Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("IRC"), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

      The anniversary date of each Fund, as defined in Treas. Reg. 1.817-5(c), is the anniversary of the date on which any amount received under a life insurance or annuity contract is first allocated to the Fund (i.e.:
      [date]) and the Funds shall be considered adequately diversified until their first anniversary date.

      Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in

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      such an event Adviser shall work in  conjunction  with  Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

      The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

      The Sub-Adviser further agrees that it:

      a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

      b) will conform with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

      c) will report regularly to Adviser and to the Fund's Board of Managers as reasonably agreed between the Adviser and the Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Managers on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmark and will provide various other reports from time to time as reasonably requested by Adviser;

      d) will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii)
            quarterly   reports   developed   for  each  Fund  by  Adviser   and
            Sub-Adviser;

      e) will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

      f) will prepare and maintain such books and records with respect to the Fund's securities transactions in accordance with Section 7 herein, and will furnish Adviser and Fund's Board of Managers such periodic and special reports as the Board of Managers or Adviser may reasonably request;

      g) will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder;

      h) will treat confidentially and as proprietary information of Funds all such records and other information relative to the Funds maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance

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

            of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Funds, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Funds, PROVIDED, HOWEVER, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser; and

      i) will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

      The Adviser and the Sub-Adviser each further agree that:

      a) to the extent that the Commodity Exchange Act, as amended ("CEA"), and the then-current Commodity Futures Trading Commission ("CFTC") regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall comply with such requirements;

      b) Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

      c) Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4. CUSTODY OF ASSETS. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5. BROKERAGE. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of all such agreements to the Adviser. It is the Sub-Adviser's general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution", which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

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      Consistent with this policy, the Sub-Adviser,  in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Fund's Board of Managers may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund
      through  broker-dealers   (including,  to  the  extent  permissible  under
      applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

6. EXPENSES. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Funds. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Funds and further agrees to surrender promptly to the Funds any of such records upon the Funds' request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

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9.    SERVICES TO OTHERS. Adviser understands,  and has advised the Fund's Board of Managers, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Funds and one or more other investment advisory clients of Sub-Adviser have available funds for
      investment,   investments  suitable  and  appropriate  for  each  will  be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Fund's Board of Managers, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Funds may obtain in a particular security. In addition, Adviser understands, and has advised Fund's Board of
      Managers,   that  the  persons   employed  by  Sub-Adviser  to  assist  in
      Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. LIMITATION OF LIABILITY. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11. INDEMNIFICATION. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party's affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance, bad faith or gross negligence on the part of the indemnifying party.

12. DURATION AND TERMINATION. This Agreement will become effective as to a Fund upon execution or, if later, the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Fund's Board of Managers or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Members of the Fund's Board of Managers who

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      are not  interested  persons of the Funds,  or of the  Adviser,  or of the
      Sub-Adviser.   Notwithstanding  the  foregoing,   this  Agreement  may  be
      terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Funds or Adviser, or on ninety days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the
      terms  "majority  of  the  outstanding  voting  securities",   "interested
      persons" and "assignment" have the same meanings of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.   ACKNOWLEDGEMENTS OF ADVISER. Adviser acknowledges and agrees that:

      a) If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

      b) If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser's compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund's trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a "qualified eligible person" as defined in Rule 4.7.

14. OBLIGATIONS OF ADVISER. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this Agreement:

      a) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

      b) A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

      c)    A copy of the current compliance procedures for each Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15. CONFIDENTIAL TREATMENT. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Funds. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Funds will not disclose any list of securities purchased or sold by the Funds for a period of 15 days after month end, or any list of securities held by the

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      Fund for 90 days  after  month  end in any  manner  whatsoever  except  as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

16. ENTIRE AGREEMENT; AMENDMENT OF THIS AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17. NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

      a)    To Adviser:
            Jackson National Life Insurance Company
            1 Corporate Way
            Lansing, MI 48951
            Attn: Thomas Meyer

      b)    To Sub-Adviser:
            Mellon Capital Management Corporation
            50 Fremont Street, Suite 3900
            San Francisco, CA  94105
            Attn: Client Services

18. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

      The name "JNL Variable Fund LLC," and the term "Members of the JNL Variable Fund LLC's Board of Managers," refer respectively to the Funds created by, and the Members of the Board of Managers, as members but not individually or personally, acting from time to time under, the Operating Agreements, to which reference is hereby made, and to any and all amendments thereto. The obligations of the Funds entered in the name or on behalf thereof by any of the Members of the Fund's Board of Managers, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Members, interest holders or representatives of the Funds personally, but bind only the assets of the Funds, and persons dealing with the Funds must look solely to the assets of the Funds belonging to such Fund for the enforcement of any claims against Funds.

19.   REPRESENTATIONS AND WARRANTIES OF THE SUB-ADVISER.
      --------------------------------------------------

      The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party.

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      The  Sub-Adviser  further  represents  and  warrants  that  it  is a  duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV as filed with the Securities and Exchange Commission.

      The Sub-Adviser further represents that it has reviewed the post-effective amendment to the Registration Statement for the Funds filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

20. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

21. COUNTERPART SIGNATURES. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

--------------------------------------------------------------------------------

      IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 14th day of December, 2012, effective December 1, 2012.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

                                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

                                     By: /s/ Mark D. Nerud
                                         ---------------------------------------
                                     Name:  Mark D. Nerud
                                          --------------------------------------
                                     Title: President and CEO
                                           -------------------------------------

                                     MELLON CAPITAL MANAGEMENT CORPORATION

                                     By: /s/ Janet Lee
                                        ----------------------------------------
                                     Name:  Janet Lee
                                           -------------------------------------
                                     Title: Director
                                           -------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE A
                                DECEMBER 1, 2012

--------------------------------------------------------------------------------
                                      FUNDS
--------------------------------------------------------------------------------
                  JNL/Mellon Capital Management Dow(SM) 10 Fund
--------------------------------------------------------------------------------
                  JNL/Mellon Capital Management S&P(R) 10 Fund
--------------------------------------------------------------------------------
                  JNL/Mellon Capital Management Global 15 Fund
--------------------------------------------------------------------------------
                      JNL/Mellon Capital Management 25 Fund
--------------------------------------------------------------------------------
               JNL/Mellon Capital Management Select Small-Cap Fund
--------------------------------------------------------------------------------
                 JNL/Mellon Capital Management Nasdaq(R) 25 Fund
--------------------------------------------------------------------------------
               JNL/Mellon Capital Management Value Line(R) 30 Fund
--------------------------------------------------------------------------------
               JNL/Mellon Capital Management Dow(SM) Dividend Fund
--------------------------------------------------------------------------------
                  JNL/Mellon Capital Management S&P(R) 24 Fund
--------------------------------------------------------------------------------
                     JNL/Mellon Capital Management VIP Fund
--------------------------------------------------------------------------------
                    JNL/Mellon Capital Management JNL 5 Fund
--------------------------------------------------------------------------------
               JNL/Mellon Capital Management JNL Optimized 5 Fund
--------------------------------------------------------------------------------
                JNL/Mellon Capital Management S&P(R) SMid 60 Fund
--------------------------------------------------------------------------------
           JNL/Mellon Capital Management NYSE(R) International 25 Fund
--------------------------------------------------------------------------------
            JNL/Mellon Capital Management Communications Sector Fund
--------------------------------------------------------------------------------
            JNL/Mellon Capital Management Consumer Brands Sector Fund
--------------------------------------------------------------------------------
               JNL/Mellon Capital Management Financial Sector Fund
--------------------------------------------------------------------------------
              JNL/Mellon Capital Management Healthcare Sector Fund
--------------------------------------------------------------------------------
               JNL/Mellon Capital Management Oil & Gas Sector Fund
--------------------------------------------------------------------------------
              JNL/Mellon Capital Management Technology Sector Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE B
                                DECEMBER 1, 2012
                                 (COMPENSATION)

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                                 DOW(SM) 10 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                                 S&P(R) 10 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                                 GLOBAL 15 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                              SELECT SMALL CAP FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                                NASDAQ(R) 25 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                              VALUE LINE(R) 30 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                              DOW(SM) DIVIDEND FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 24 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     JNL/MELLON CAPITAL MANAGEMENT VIP FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                              JNL OPTIMIZED 5 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                               S&P(R) SMID 60 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      JNL/MELLON CAPITAL MANAGEMENT NYSE(R)
                              INTERNATIONAL 25 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                           COMMUNICATIONS SECTOR FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                           CONSUMER BRANDS SECTOR FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                              FINANCIAL SECTOR FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                             HEALTHCARE SECTOR FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                              OIL & GAS SECTOR FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL MANAGEMENT
                             TECHNOLOGY SECTOR FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                            0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------